Exhibit 99.2

Third Quarter 2023 Earnings Supplemental November 8, 2023

This presentation contains forward - looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 , regarding future events and the future results of the Company that are based on current expectations, estimates, forecasts, projections about the industry in which the Company operates and the beliefs and assumptions of the management of the Company . Words such as “address,” “anticipate,” “believe,” “consider,” “continue,” “develop,” “estimate,” “expect,” “further,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” variations of such words and similar expressions are intended to identify such forward - looking statements . Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . This presentation has been prepared by the Company based on information it has obtained from sources it believes to be reliable . Summaries of documents contained in this presentation may not be complete . The Company does not represent that the information herein is complete . The information in this presentation is current only as of September 30 , 2023 , or such other date noted in this presentation, and the Company’s business or financial condition and other information in this presentation may change after that date . The Company undertakes no obligation to update any forward - looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions . You are urged to review and carefully consider any cautionary statements and other disclosures, including the statements under the heading “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission . Factors that may cause actual results to differ materially from current expectations include, among others : the Company’s business and investment strategy ; the impact of COVID - 19 on the Company’s business and the global economy ; the war between Russia and the Ukraine and market volatility resulting from such conflict ; the ability of Chicago Atlantic REIT Manager, LLC (the “Manager”) to locate suitable loan opportunities for the Company, monitor and actively manage the Company’s loan portfolio and implement the Company’s investment strategy ; allocation of loan opportunities to the Company by the Manager ; the Company’s projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; the estimated growth in and evolving market dynamics of the cannabis market ; the demand for cannabis cultivation and processing facilities ; shifts in public opinion regarding cannabis ; the state of the U . S . economy generally or in specific geographic regions ; economic trends and economic recoveries ; the amount and timing of the Company’s cash flows, if any, from the Company’s loans ; the Company’s ability to obtain and maintain financing arrangements ; the Company’s expected leverage ; changes in the value of the Company’s loans ; the Company’s expected portfolio of loans ; the Company’s expected investment and underwriting process ; rates of default or decreased recovery rates on the Company’s loans ; the degree to which any interest rate or other hedging strategies may or may not protect the Company from interest rate volatility ; changes in interest rates and impacts of such changes on the Company’s results of operations, cash flows and the market value of the Company’s loans ; interest rate mismatches between the Company’s loans and the Company’s borrowings used to fund such loans ; the departure of any of the executive officers or key personnel supporting and assisting the Company from the Manager or its affiliates ; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; the Company’s ability to maintain the Company’s exclusion or exemption from registration under the Investment Company Act ; the Company’s ability to qualify and maintain the Company’s qualification as a REIT for U . S . federal income tax purposes ; estimates relating to the Company’s ability to make distributions to its stockholders in the future ; the Company’s understanding of its competition ; and market trends in the Company’s industry, interest rates, real estate values, the securities markets or the general economy . Market and Industry Data In this presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable, including reports by market research firms . The Company has not independently verified the accuracy or completeness of any such third - party information . Because the cannabis industry is relatively new and rapidly evolving, such market and industry data may be subject to significant change in a relatively short time period . Important Disclosure Information Chicago Atlantic Real Estate Finance, Inc. | 2

▪ Successful IPO in December 2021 (NASDAQ: REFI) ▪ Track record of identifying market inefficiencies, particularly where risk is fundamentally mispriced ▪ Ability to redeploy capital quickly ▪ Access to Sponsor’s leading cannabis lending platform as lead or co - lead ▪ Proprietary sourcing network and direct originations team ▪ Experienced and robust origination team responsible for sourcing and closing over $2.0B in credit facilities since 2019 ▪ Sizable and growing loan portfolio offering compelling risk - adjusted returns ▪ Diversified across operators, geographies and asset types with strong real estate collateral coverage as well as additional collateral Company Overview Chicago Atlantic Real Estate Finance, Inc. | 3 $640mm near - term pipeline under evaluation (1) $2.0B+ in loans closed since platform inception (1) 60+ cannabis loans closed across platform (1) $355.9mm current commitments (2) with substantial pipeline 19.3% gross portfolio yield (2) 1.5x real estate collateral coverage in current portfolio (2) Note: (1) As of November 1, 2023, includes potential syndications. (2) As of September 30, 2023

Investment Highlights Chicago Atlantic Real Estate Finance, Inc. | 4 Pioneer in cannabis lending with first - mover advantage Proprietary and extensive deal sourcing capabilities Differentiated investment approach Compelling opportunity in rapidly growing cannabis market Lender of choice to leading cannabis operators

Industry - Leading Management and Investment Team Deep Cannabis, Credit and Real Estate Expertise With Entrepreneurial Approach Note: (1) Denotes member of Investment Committee Peter Sack (1) Co - President ▪ Former Principal at BC Partners Credit, leading their cannabis practice ▪ Underwritten $138mm in cannabis credit transactions ▪ Former private equity investor, focusing on distressed industrial opportunities ▪ MBA from University of Pennsylvania’s Wharton School of Business and BA from Yale University Phil Silverman Interim CFO ▪ Finance and accounting expert, with over 10 years of experience, focusing on financial reporting, operations, and internal controls within the asset management industry ▪ Previously served as CFO of Chicago Atlantic Group, LLC., the Company’s Sponsor, since January 2021 ▪ B.S in Finance from Indiana University and is CPA certified Andreas Bodmeier (1) Co - President and CIO ▪ Underwritten over $500mm in cannabis credit transactions ▪ Former Principal of consulting firm focused on FX and commodity risk management ▪ Former Senior Advisor, U.S. Dept. of Health and Human Services ▪ PhD in Finance and MBA from Chicago Booth and MSc from Humboldt University (Berlin) John Mazarakis (1) Executive Chairman ▪ Originated over $500mm in cannabis credit transactions ▪ Developed and owns over 1mm sf of real estate across 4 states ▪ Founded restaurant group with 30+ units and 1,200+ employees ▪ MBA from Chicago Booth and BA from University of Delaware Tony Cappell (1) CEO ▪ Debt investor with over 15 years of experience, beginning at Wells Fargo Foothill ▪ Completed over 150 deals, comprising over $5bn in total credit ▪ Former Managing Director and Head of Underwriting at Stonegate Capital ▪ MBA from Chicago Booth and BA from University of Wisconsin 100 YEARS OF COMBINED EXPERIENCE AND OVER $8 BILLION IN REAL EST ATE AND COMMERCIAL CREDIT Chicago Atlantic Real Estate Finance, Inc. | 5

Veteran Independent Directors Significant Public Board, REIT, Financial and Corporate Governance Expertise Michael Steiner ▪ Current investor in Chicago Atlantic ▪ Founder and President of Service Energy and Petroleum Equipment, which are engaged in distribution of petroleum products ▪ Expert in highly regulated industries ▪ BA in History from Wake Forest University and MBA from University of Delaware Donald Gulbrandsen ▪ Current investor in Chicago Atlantic ▪ Founder and CEO of Gulbrandsen Companies, a holding company for specialty chemical manufacturing companies ▪ Products sold in over 45 countries ▪ Over 900 employees in 7 facilities worldwide ▪ BS in Chemical Engineering and BA in History from Cornell University Brandon Konigsberg ▪ Former CFO at J.P. Morgan Securities and Managing Director at JPMorgan Chase ▪ Current member of board of directors of GTJ REIT, SEC - registered equity REIT ▪ Former auditor at Goldstein, Golub and Kessler ▪ CPA and BA in Accounting from University of Albany and MBA from New York University’s Stern School of Business Jason Papastavrou ▪ Lead Independent Director ▪ Founder and CIO of ARIS Capital Management ▪ Current member of board of directors of GXO Logistics (NYSE:GXO); and, previous board member of XPO Logistics (NYSE:XPO) and United Rentals (NYSE:URI) ▪ BS in Mathematics and MS and PhD in Electrical Engineering and Computer Science from MIT Fredrick C. Herbst ▪ Audit Committee Chair ▪ Former CFO of Ready Capital (NYSE:RC) and Arbor Realty Trust (NYSE:ABR), two publicly traded, commercial mortgage REITs ▪ Former Managing Director of Waterfall Asset Management ▪ Former CFO of Clayton Holdings and The Hurst Companies ▪ CPA and BA in Accounting from Wittenberg University Chicago Atlantic Real Estate Finance, Inc. | 6

Investment Portfolio Activity Chicago Atlantic Real Estate Finance, Inc. | 7 $330.4 $336.3 $313.7 $315.6 $344.7 $18.5 $15.0 $14.2 $13.6 $11.2 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Drawn Future Funding COMMITMENTS (in millions) $ 348.9 $ 351.3 $ 327.9 $ 329.2 Weighted average yield to maturity of ~19.3% as of September 30, 2023 $355.9

Portfolio Diversity Chicago Atlantic Real Estate Finance, Inc. | 8 Our portfolio is diversified across operators, geographies, and asset types PRINCIPAL OUTSTANDING (1) By Loan By Location 76.9% 2.9% 14.0% Retail/Industrial None Industrial By Real Estate Collateral Type $342M Note: (1) As of September 30, 2023 7% 2% 14% 7% 19% 3% 16% 5% 2% 2% 5% 6% 6% 5% 0% Arizona Connecticut Florida Illinois Maryland Massachusetts Michigan Missouri Nebraska Nevada New York Ohio Pennsylvania West Virginia Other $342M 44.8% 21.4% 33.8% Top 5 Loans Next 5 Loans Remaining Loans (17) Avg Loan Size = 3.7% Top 10 Loans = 67.5% of principal outstanding

Portfolio Diversity (Continued) Chicago Atlantic Real Estate Finance, Inc. | 9 Our portfolio is diversified across operators, geographies, and asset types PRINCIPAL OUTSTANDING 1 By Operator Integration 1.8% 98.2% Construction No Construction By Construction Component 2 $342M Note: (1) As of September 30, 2023 (2) Represents principal committed to fund greenfield construction (3) SSO = single state operator, MSO = multi - state operator 57.6% 42.4% Vertical Non-Vertical $342M Percentage of Real Estate Collateral by State and Operator Type 3 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% AZ CT FL IL MA MD MI MO NE NY NV OH OR PA WV MSO SSO

Loan Collateral Coverage Chicago Atlantic Real Estate Finance, Inc. | 10 42.5% loan to enterprise value and 1.5x real estate collateral coverage REAL ESTATE COLLATERAL COVERAGE (2) Portfolio Weighted Average (1.5x) PRINCIPAL BY LTEV RATIO (1) 29% 29% 8% (1) Our loans to owner operators in the state - licensed cannabis industry are secured by additional collateral, including personal an d corporate guarantee(s), where applicable subject to local laws and regulations. Loan to enterprise value ratio (LTEV) is calculated as total loan principal outstanding divided by total value of collateral on a weighted average bas is . (2) See page 18 for real estate collateral coverage by loan. Expressed as percentage of total carrying value, before reserve for cur rent expected credit losses of $338.8 million as of September 30, 2023. 29% 21% $- $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 $160,000,000 20%< 21-40% 41-60% 61-80% >80% Portfolio Weighted Average (42.5%) 8% 8% 18% 33% 22% 19% 0% 5% 10% 15% 20% 25% 30% 35% <.50x 0.51 - 1.00x 1.01 - 1.50x 1.51 - 2.00x > 2.0x

Portfolio Overview (as of September 30, 2023)

Loan	Location(s)	Initial Funding Date (1)	Maturity Date (2)	Remaining Commitment (3)	Principal Balance	Carrying Value	Percent of Portfolio	Future Fundings	Fixed/Floating	Cash Rate (4)	PIK Rate (4)	All-In Rate	YTM IRR (5)
1	Various	10/27/22	10/30/26	$ 30,000,000	$ 30,000,000	$ 29,307,787	8.7%	-	Floating	15.00% (6)	-	15.00%	17.3%
2	Michigan	3/5/21	12/31/24	35,891,667	38,400,627	38,299,178	11.3%	-	Floating	12.50% (7)	3.25%	15.75%	18.0%
3[8]	Various	3/25/21	11/29/24	20,105,628	20,524,482	20,217,338	6.0%	-	Floating	18.88% (6)	2.75%	21.63%	23.2%
4	Arizona	4/19/21	12/31/23	14,120,000	14,722,749	14,722,749	4.3%	-	Floating	20.25% (6)	-	20.25%	18.1%
5	Massachusetts	4/19/21	4/30/25	3,500,000	3,197,120	3,197,102	0.9%	204,000	Floating	20.75% (6)	-	20.75%	22.4%
6	Michigan	8/20/21	2/20/24	6,000,000	4,264,421	4,262,922	1.3%	1,500,000	Floating	17.50% (6)	-	17.50%	20.8%
7	Illinois, Arizona	8/24/21	6/30/25	25,000,000	20,913,172	20,763,000	6.1%	-	Floating	14.50% (6)	2.00%	16.50%	18.6%
8	West Virginia	9/1/21	9/1/24	9,500,000	11,086,045	11,027,624	3.3%	-	Floating	17.75% (6)	2.00%	19.75%	26.1%
9[9]	Pennsylvania	9/3/21	6/30/24	15,000,000	16,278,729	16,278,729	4.8%	-	Floating	19.25% (6)	3.00%	22.25%	19.3%
10	Michigan	9/20/21	9/30/24	470,411	169,871	169,871	0.1%	-	Fixed	11.00%	-	11.00%	21.4%
11	Maryland	9/30/21	9/30/24	32,000,000	33,142,423	32,784,450	9.7%	-	Floating	17.25% (6)	2.00%	19.25%	22.0%
12	Various	11/8/21	10/31/24	13,574,667	8,710,222	8,642,007	2.6%	-	Floating	17.50% (6)	-	17.50%	19.8%
13	Michigan	11/22/21	11/1/24	13,100,000	13,004,225	12,930,060	3.8%	-	Floating	14.50% (6)	1.50%	16.00%	18.9%
14	Various	12/27/21	12/27/26	5,000,000	5,125,000	5,125,000	1.5%	-	Floating	19.75% (6)	2.50%	22.25%	23.5%
16	Florida	12/30/21	12/31/24	13,000,000	4,887,500	4,863,651	1.4%	5,500,000	Floating	17.75% (6)	-	17.75%	33.6%
17	Florida	1/18/22	1/31/25	15,000,000	15,000,000	14,831,662	4.4%	-	Floating	13.25% (6)	-	13.25%	14.4%
18	Ohio	2/3/22	2/28/25	11,662,050	13,000,915	12,888,749	3.8%	-	Floating	10.25% (6)	5.00%	15.25%	22.1%
19	Florida	3/11/22	8/29/25	20,000,000	20,537,025	20,481,500	6.0%	-	Fixed	11.00%	3.00%	14.00%	15.5%
20	Missouri	5/9/22	5/30/25	17,000,000	17,602,435	17,509,901	5.2%	-	Fixed	11.00%	2.00%	13.00%	14.7%
21	Illinois	7/1/22	6/30/26	9,000,000	5,192,975	5,130,537	1.5%	4,000,000	Floating	17.00% (6)	3.00%	20.00%	25.6%
22	Maryland	1/24/23	1/24/26	11,250,000	10,795,144	10,273,497	3.0%	-	Floating	14.25% (6)	1.40%	15.65%	20.4%
23	Arizona	3/27/23	3/31/26	2,000,000	1,920,000	1,878,500	0.6%	-	Floating	16.00% (6)	-	16.00%	18.9%
24	Oregon	3/31/23	9/27/26	1,000,000	900,000	900,000	0.3%	-	Floating	19.00% (6)	-	19.00%	21.7%
25	New York	8/1/23	6/29/36	18,746,662	18,417,846	18,417,846	5.4%	-	Fixed	15.00%	-	15.00%	16.7%
26	Connecticut	8/31/23	2/27/26	5,450,000	5,450,000	5,318,237	1.6%	-	Fixed	14.00%	-	14.00%	19.1%
27	Nebraska	8/15/23	6/30/27	6,103,870	6,103,870	6,103,870	1.8%	-	Floating	17.25% (6)	-	17.25%	19.0%
28	Ohio	9/13/23	3/13/25	2,466,705	2,466,705	2,466,705	0.7%	-	Fixed	15.00%	-	15.00%	17.4%
			Subtotal	355,941,660	341,813,501	338,792,488	100.0%	11,204,000		15.3%	1.7%	17.00%	19.3%

Total Commitment: $355.9M

CHICAGO ATLANTIC REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 11

Portfolio Overview (continued)

Notes:

(1) All loans originated prior to April 1, 2021 were purchased from affiliated entities at fair value plus accrued interest on or subsequent to April 1, 2021

(2) Certain loans are subject to contractual extension options and may be subject to performance based or other conditions as stipulated in the loan agreement. Actual maturities may differ from contractual maturities stated herein as certain borrowers may have the right to prepay with or without paying a prepayment penalty. The Company may also extend contractual maturities and amend other terms of the loans in connection with loan modifications.

(3) Total Commitment excludes future amounts to be advanced at sole discretion of the lender and reflects receipt of scheduled amortization payments as of September 30, 2023.

(4) "P" = prime rate and depicts floating rate loans that pay interest at the prime rate plus a specific percentage; "PIK" = paid in kind interest. Subtotals represent weighted average rates based on principal outstanding.

(5) Estimated YTM includes a variety of fees and features that affect the total yield, which may include, but is not limited to, OID, exit fees, prepayment fees, unused fees and contingent features. OID is recognized as a discount to the funded loan principal and is accreted to income over the term of the loan. The estimated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing and collectability of exit fees, the probability and timing of prepayments and the probability of contingent features occurring. For example, certain credit agreements contain provisions pursuant to which certain PIK interest rates and fees earned by us under such credit agreements will decrease upon the satisfaction of certain specified criteria which we believe may improve the risk profile of the applicable borrower. To be conservative, we have not assumed any prepayment penalties or early payoffs in our estimated YTM calculation. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions.

(6) This Loan is subject to prime rate floor. Refer to Note 3 of the consolidated financial statements on Form 10-Q as of September 30, 2023 for detailed listing of rate floor by loan.

(7) This Loan is subject to an interest rate cap. Refer to Note 3 of the consolidated financial statements on Form 10-Q as of September 30, 2023 for detailed listing of rate cap by loan.

(8) The aggregate loan commitment to Loan #3 includes a $15.9 million initial commitment which has a base interest rate of 13.625%, 2.75% PIK and a second commitment of $4.2 million which has an interest rate of 15.00%, 2.00% PIK. The statistics presented reflect the weighted average of the terms under all advances for the total aggregate loan commitment.

(9) As of May 1, 2023, Loan #9 was placed on non-accrual status and continues to be on non-accrual as of September 30, 2023. Loan #9 is included on the consolidated balance sheet as a loan held for investment – related party .

CHICAGOATLANTIC
REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 12

Driven by proprietary deal sourcing Total current pipeline of $640mm 1 ▪ Continued legalization at the state level creates a new influx of opportunities ▪ Increase in M&A activity requires additional debt financing ▪ Robust set of profitable operators and refinancing opportunities Note: (1) As of November 1, 2023 Loan Origination Pipeline Over 7 00 Qualified Deals Sourced and Reviewed $48mm 1 in Potential Fundings $55mm 1 Terms Issued Chicago Atlantic Real Estate Finance, Inc. | 13

$19.3 $22.5 $26.9 $32.0 $36.8 $40.0 $42.8 $10.7 $11.1 $11.6 $12.3 $12.9 $13.5 $14.1 2022 2023 2024 2025 2026 2027 2028 Adult-Use Sales Medical Sales $30.0 $33.6 $38.4 $44.3 $49.7 $53.5 $56.9 Note: (1) Source: MJBiz Factbook 2023; ($ in billions) U.S. CANNABIS SALES (1) MARKET DRIVERS Compelling Market Opportunity ▪ Sales of the U.S. cannabis industry expected to rival beer ($100bn), spirits ($97bn) and wine ($62bn) by 2030 ▪ Continued legalization at state level expected to drive continued demand for capital ▪ Highly fragmented industry ripe for consolidation ▪ Wave of East Coast and Midwest Adult - Use Legalization appears imminent ($ in billions) Chicago Atlantic Real Estate Finance, Inc. | 14

Note: (1) Per MJBiz Daily, as of May 2023 Compelling Market Opportunity LEGISLATIVE TAILWINDS CURRENT LEGALIZATION (1) : 40 STATES ▪ Continued state - level legalization, including transition from medical to adult - use cannabis. ▪ Adult - use sales began during the first quarter of 2023 in Missouri and Connecticut. ▪ Adult use cannabis sales began in Maryland on July 1, 2023. Chicago Atlantic Real Estate Finance, Inc. | 15

Shorter loan durations Better diversification Lower LTVs Deal leads Ability to upsize Close relationships with management teams We negotiate the deal REIT shares 50% of the origination fee Underwrite enterprise value in the borrowers Competitive Landscape COMPETITORS: GROUPS Mortgage REITs BDCs Sale/ Leaseback REITs Cannabis - Focused Lenders Community Banks COMPETITIVE ADVANTAGES Our borrower’s only source of debt Chicago Atlantic Real Estate Finance, Inc. | 16

Market Performance | Total Net Returns vs. Selected Indexes Chicago Atlantic Real Estate Finance, Inc. | 17 Sources: Bloomberg, S&P Global Data Repository

Market Performance | Total Net Returns vs. Selected Peers Chicago Atlantic Real Estate Finance, Inc. | 18 Sources: Bloomberg, S&P Global Data Repository

Market Performance | Price to Book Value per Share vs. Selected Peers Chicago Atlantic Real Estate Finance, Inc. | 19 Sources: Bloomberg, Capital IQ, Company Filings Note: Book value per share amounts are based on latest reported metrics at the time of stock trading; Book values represent c omm on equity. VWAP = Volume weighted average trading price

Q3 2023 Financial Overview Appendix Chicago Atlantic Real Estate Finance, Inc. | 20

Collateral Overview (as of September 30, 2023)

Loan	Investment[1]	Location	Property Type		Principal Balance as of 9/30/2023		Implied Real Estate Collateral for REIT[2]	Our Real Estate Collateral Coverage as of 9/30/2023[4]
1	Senior Real Estate Corporate Loan[3]	Multi-State	Retail/Industrial	$	30,000,000	$	5,264,571	0.2x
2	Senior Real Estate Corporate Loan	Michigan	Retail/Industrial	$	38,400,627	$	55,177,842	1.4x
3	Senior Real Estate Corporate Loan[3]	Multi-State	Retail/Industrial	$	20,524,482	$	19,356,702	0.9x
4	Senior Real Estate Corporate Loan[3]	Arizona	Industrial	$	14,722,749	$	23,900,000	1.6x
5	Senior Real Estate Corporate Loan	Massachusetts	Retail/Industrial	$	3,197,120	$	900,000	0.3x
6	Senior Real Estate Corporate Loan[3]	Michigan	Retail/Industrial	$	4,264,421	$	14,800,000	3.5x
7	Senior Real Estate Corporate Loan[3]	Multi-State	Retail/Industrial	$	20,913,172	$	41,666,775	2.0x
8	Senior Real Estate Corporate Loan[3]	West Virginia	Retail/Industrial	$	11,086,045	$	13,940,000	1.3x
9	Senior Real Estate Corporate Loan[3]	Pennsylvania	Retail/Industrial	$	16,278,729	$	16,750,000	1.0x
10	Senior Loan[3]	Michigan	Retail	$	169,871	$	5,402,107	31.8x
11	Senior Real Estate Corporate Loan[3]	Maryland	Industrial	$	33,142,423	$	30,400,000	0.9x
12	Senior Real Estate Corporate Loan[3]	Multi-State	Retail/Industrial	$	8,710,222	$	7,923,334	0.9x
13	Senior Real Estate Corporate Loan	Michigan	Retail/Industrial	$	13,004,225	$	40,887,132	3.1x
14	Senior Loan	Multi-State	Retail/Industrial	$	5,125,000	$	-	0.0x
16	Senior Real Estate Corporate Loan[3]	Multi-State	Retail/Industrial	$	4,887,500	$	-	0.0x
17	Senior Real Estate Corporate Loan	Florida	Retail/Industrial	$	15,000,000	$	32,840,000	2.2x
18	Senior Real Estate Corporate Loan	Ohio	Retail/Industrial	$	13,000,915	$	32,730,000	2.5x
19	Senior Real Estate Corporate Loan	Florida	Retail/Industrial	$	20,537,025	$	27,700,000	1.3x
20	Senior Real Estate Corporate Loan[3]	Missouri	Retail/Industrial	$	17,602,435	$	27,400,000	1.6x
21	Senior Real Estate Corporate Loan	Illinois	Retail/Industrial	$	5,192,975	$	9,770,000	1.9x
22	Senior Real Estate Corporate Loan	Maryland	Retail/Industrial	$	10,795,144	$	28,560,000	2.6x
23	Senior Real Estate Corporate Loan	Arizona	Retail/Industrial	$	1,920,000	$	3,887,500	2.0x
24	Senior Real Estate Corporate Loan	Oregon	Retail/Industrial	$	900,000	$	3,600,000	4.0x
25	Senior Delayed Draw Term Loan	New York	Retail	$	18,417,846	$	33,400,000	1.8x
26	Senior Loan	Connecticut	Industrial	$	5,450,000	$	7,699,497	1.4x
27	Senior Real Estate Corporate Loan	Nebraska	Industrial	$	6,103,870	$	28,221,768	4.6x
28	Senior Real Estate Corporate Loan	Ohio	Retail	$	2,466,705	$	2,000,000	0.8x
				$	341,813,501	$	514,177,228	1.5x

CHICAGOATLANTIC REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 21

Collateral Overview (continued)

Notes:

(1) Senior Real Estate Corporate Loans are structured as loans to owner operators secured by real estate. Senior Loans are loans to a property owner and leased to third party tenant.

(2) Real estate is based on appraised value as is, or on a comparable cost basis, as completed. The real estate values shown in the collateral table are estimates by a third-party appraiser of the market value of the subject real property in its current physical condition, use, and zoning as of the appraisal date. The appraisals assume that the highest and best use is use as a cannabis cultivator or dispensary, as applicable. The appraisals recognize that the current use is highly regulated by the state in which the property is located; however, there are sales of comparable properties that demonstrate that there is a market for such properties. The appraisals utilize these comparable sales for the appraised property's value in use. For properties used for cannabis cultivation, the appraisals use similar sized warehouses in their conclusion of the subject's "as-is" value without licenses to cultivate cannabis. However, the appraised value is assumed to be realized from a purchase by another state-licensed cannabis operator or a third party purchaser that would lease the subject property to a state-licensed cannabis operator. The regulatory requirements related to real property used in cannabis-related operations may cause significant delays or difficulties in transferring a property to another cannabis operator, as the state regulator may require inspection and approval of the new tenant/user. Further, the value is also determined using the income approach, based on market lease rates for comparable properties, whether dispensaries or cultivation facilities. It indicates the value to a third-party owner that leases to a dispensary or cultivation facility. Finally, the appraisal contains a value based on the cost for another operator to construct a similar facility, which we refer to as the "cost approach." We believe the cost approach provides an indication of what another state-licensed operator would pay for a separate facility instead of constructing it itself. The appraisal's opinion of value reflects current conditions and the likely actions of market participants as of the date of appraisal. It is based on the available information gathered and provided to the appraiser, and does not predict future performance. Changing market or property conditions can and likely will have an effect on the subject's value.

(3) Certain affiliated co-lenders subordinated their interest in the real estate collateral to the Company, thus increasing the collateral coverage for the applicable loan.

(4) The real estate collateral coverage ratio represents a weighted portfolio average real estate collateral coverage ratio.

CHICAGOATLANTIC
REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 22

Balance Sheet Chicago Atlantic Real Estate Finance, Inc. | 23 December 31, 2022 September 30, 2023 (unaudited) Assets 339,273,538 $ 322,513,760 $ Loans held for investment - 16,278,729 Loan held for investment – related party (Note 7) 339,273,538 338,792,489 Loans held for investment at carrying value (3,940,939) (5,112,195) Current expected credit loss reserve 335,332,599 333,680,294 Loans held for investment at carrying value, net 5,715,827 8,702,157 Cash and cash equivalents - 3,469,340 Debt securities, at fair value 1,204,412 2,226,902 Interest receivable 1,018,212 946,077 Other receivables and assets, net - 3,284,900 Related party receivables 343,271,050 $ 352,309,670 $ Total Assets Liabilities 58,000,000 $ 63,000,000 $ Revolving loan 13,618,591 8,568,252 Dividend payable 3,295,600 1,601,387 Management and incentive fees payable 1,397,515 1,668,783 Related party payables 1,058,128 1,187,591 Accounts payable and other liabilities 1,868,193 498,264 Interest reserve 79,238,027 76,524,277 Total Liabilities Commitments and contingencies (Note 8) Stockholders' equity 176,859 181,823 Common stock, par value $0.01 per share, 100,000,000 shares authorized and 18,182,241 and 17,766,936 shares issued and outstanding, respectively 268,995,848 276,946,111 Additional paid - in - capital (5,139,684) (1,342,541) Accumulated earnings (deficit) 264,033,023 275,785,393 Total stockholders' equity 343,271,050 $ 352,309,670 $ Total liabilities and stockholders' equity

Statement of Operations Chicago Atlantic Real Estate Finance, Inc. | 24 Nine months ended September 30, 2022 (unaudited) Nine months ended September 30, 2023 (unaudited) Three months ended June 30, 2023 (unaudited) Three months ended September 30, 2023 (unaudited) Revenues 35,478,178 46,369,976 14,659,222 $ 15,183,450 $ Interest income (1,383,172) (4,062,365) (994,926) (1,449,143) Interest expense 34,095,006 42,307,611 13,664,296 13,734,307 Net interest income Expenses 3,266,487 5,539,059 1,799,667 1,601,387 Management and incentive fees, net 2,410,151 3,833,733 1,280,401 1,251,307 General and administrative expense 1,649,360 1,598,376 537,894 491,107 Professional fees 328,356 942,605 263,844 540,426 Stock based compensation 1,403,892 1,193,880 1,139,112 (41,351) (Reversal)/provision for current expected credit losses 9,058,246 13,107,653 5,020,918 3,842,876 Total expenses - 112,767 - 85,567 Change in unrealized gain on debt securities, at fair value 25,036,760 29,312,725 8,643,378 9,976,998 Net Income before income taxes - - - - Income tax expense 25,036,760 29,312,725 8,643,378 $ 9,976,998 $ Net Income Earnings per common share: 1.42 $ 1.62 $ 0.48 $ 0.55 $ Basic earnings per common share (in dollars per share) 1.41 $ 1.60 $ 0.47 $ 0.54 $ Diluted earnings per common share (in dollars per share) Weighted average number of common shares outstanding: 17,652,367 18,052,293 18,094,288 18,175,467 Basic weighted average shares of common stock outstanding (in shares) 17,747,612 18,269,171 18,273,512 18,562,930 Diluted weighted average shares of common stock outstanding (in shares)

Reconciliation of Distributable Earnings and Adjusted Distributable Earnings to GAAP Net Income Chicago Atlantic Real Estate Finance, Inc. | 25 Three Months ended June 30, 2023 (unaudited) Three Months ended September 30, 2023 (unaudited) 8,643,378 $ 9,976,998 $ Net Income Adjustments to net income 263,844 540,426 Non - cash equity compensation expense 91,798 146,676 Depreciation and amortization 1,139,112 (41,351) (Reversal)/provision for current expected credit losses - x (85,567) Change in unrealized gain on debt securities, at fair value 10,138,132 10,537,182 Distributable Earnings - x - x Adjustments to Distributable Earnings 10,138,132 10,537,182 Adjusted Distributable Earnings 18,094,288 18,175,467 Basic weighted average shares of common stock outstanding (in shares) 0.56 $ 0.58 $ Adjusted Distributable Basic Earnings per Weighted Average Share 18,273,512 18,562,930 Diluted weighted average shares of common stock outstanding (in shares) 0.55 $ 0.57 $ Adjusted Distributable Diluted Earnings per Weighted Average Share

1.5% Annual Base Management Fee (on Equity) 50.0% Origination Fees (Rebated to REIT) Incentive Compensation Terms: 20.0% Incentive Fees (of Core Earnings) 8.0% Hurdle Amount (on Avg. Equity); No Catch - up Provision External Manager ▪ Externally - managed by Chicago Atlantic REIT Manager, LLC, a subsidiary of Chicago Atlantic Group, LLC ▪ John Mazarakis (Executive Chairman), Tony Cappell (CEO) and Andreas Bodmeier (Co - President & CIO) control and beneficially own the Manager ▪ The Manager is comprised of an experienced team of investment professionals, who currently manage several externally - managed vehicles with over $800mm in additional assets – Synergies from over 60 professionals, spanning real estate credit, asset - based lending and real estate private equity, as well as robust accounting and compliance functions Management Agreement Overview Management Agreement and Equity Incentive Plan ▪ Initial term of three years ▪ Following the initial term, the agreement automatically renews every year for an additional one - year period, unless Chicago Atlantic or the Manager elects not to renew ▪ Shareholder - friendly management agreement: ▪ 8.5% equity incentive plan: – 0.5 % granted at completion of IPO – 8% granted at discretion of Board based on Company performance after IPO MANAGEMENT FEES Chicago Atlantic Real Estate Finance, Inc. | 26